PERFORMANCE STOCK UNIT AGREEMENT UNDER THE MERCURY SYSTEMS, INC. 2025 LONG TERM INCENTIVE PLAN Name of Grantee: #ParticipantName# No. of Phantom Stock Units Granted: #QuantityGranted# Grant Date: #GrantDate# Pursuant to the Mercury Systems, Inc. 2025 Long Term Incentive Plan as amended through the date hereof (the “Plan”), Mercury Systems, Inc. (the “Company”) hereby grants a performance stock unit award consisting of the number of phantom stock units listed above (an “Award”) to the Grantee named above. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them under the Plan. Each phantom stock unit shall relate to one Share of Common Stock of the Company (the “Target Units”), subject to the restrictions and conditions set forth herein and in the Plan. 1. Restrictions on Transfer of Award. This Agreement and the underlying Award shall be subject to the restrictions on transferability set forth in section 14(g) of the Plan until (i) the third anniversary after the Grant Date (subject to the acceleration events provided for under Section 3 hereof, the “Vesting Date”) and (ii) Shares have been issued pursuant to Section 5 of this Agreement. 2. Vesting and Certification of Earned Shares. The performance goals associated with this Grant (the “Performance Goals”) will be established by the Human Capital and Compensation Committee of the Board of Directors (including any successor or delegate thereof, the “Committee”) with respect to a designated period of three fiscal years (the “Performance Period”) and will be attached as an exhibit to this Agreement or otherwise communicated separately to the Grantee by the Company. The final number of Shares to be earned under this Award (the “Earned Shares”) will range from 0% to 225% of the number of Target Units granted hereunder, based on the Company’s performance during the Performance Period against the Performance Goals as certified by the Committee (the date of such certification, the “Certification Date”). 3. Termination of Employment Prior to Vesting Date. In the event of the Grantee’s Termination of Service prior to the Vesting Date, then except as may be otherwise provided in any agreement between the Grantee and the Company, the consequences of such termination shall be as follows: (a) Severance-Based Termination. If: (i) the Grantee’s employment is terminated in a manner that qualifies the Grantee for cash severance under any applicable agreement with the Company; and (ii) no later than the date that is 60 days following the Grantee’s termination of employment, the Grantee shall have satisfied the Release Condition (as defined below), then:

2 (A) the number of Target Units hereunder shall be prorated based on the portion of the vesting period satisfied at time of the termination of employment; (B) the Vesting Date shall be accelerated to be the date that is 60 days following the Grantee’s termination of employment; and (C) the Earned Shares shall be determined in accordance with Section 2 without modification as to the Performance Period. (b) Qualified Retirement. If: (i) on or after the Grant Date (and prior to receiving any notice of termination of employment by the Company for any reason), the Grantee provides at least six months’ written notice of their termination of employment (the date of termination so indicated on such notice, the “Retirement Date”) to their manager with a copy to their local Human Resources Business Partner and to the Company’s Chief Human Resources Officer; (ii) as of the date of the Grantee’s termination of employment, the Grantee has at least five years of credited employment service with the Company and its Subsidiaries and is at least 60 years of age; (iii) the Grantee’s termination of employment is not for Cause, nor has the Grantee performed, or failed to perform, any acts as of the date of termination that with or without notice or the passage of time or both would constitute Cause; and (iv) no later than the date that is 60 days following the Grantee’s termination of employment, the Grantee shall have satisfied the Release Condition, then: (A) the number of Target Units hereunder shall be prorated based on the portion of the vesting period satisfied at time of the termination of employment; (B) the Vesting Date shall be accelerated to the date that is 60 days following the Grantee’s termination of employment; and (C) the Earned Shares shall be determined in accordance with Section 2 without modification as to the Performance Period; provided, that the Company may accelerate the Grantee’s Retirement Date in its sole discretion, which accelerated date shall be the date on which the Grantee’s employment shall terminate and be deemed to be a voluntary termination of employment by the Grantee under any applicable employment agreement or policy with the Company and its Subsidiaries; provided, further, that in the event of such acceleration, the service and age requirements set forth in clause (ii) above shall be applied without giving effect to any such acceleration, and on a basis that assumes the Grantee would have maintained employment with the Company and its Subsidiaries through the unaccelerated Retirement

3 Date; provided, further, that the Company and the Grantee may mutually agree to extend the Grantee’s Retirement Date, in which case the Grantee shall not be required to provide a further notice pursuant to clause (i) above. (c) Death or Disability. If the Grantee’s Termination of Service is by reason of death or Disability, then: (i) the Vesting Date hereunder shall be accelerated to be the date of such termination; (ii) the Performance Period shall be deemed to have ended as of the end of the most recent fiscal quarter prior to such termination; and (iii) the Performance Goals shall be equitably adjusted by the Committee in its sole discretion to reflect such reduced Performance Period. (d) If the Grantee’s employment is terminated in a manner that does not result in an accelerated Vesting Date under Paragraph (a), (b) or (c) above, the Target Units shall be automatically forfeited. (e) For purposes of this Agreement, the “Release Condition” shall mean the Grantee’s execution of a general release, which is no longer revocable, of all claims in the form prescribed by the Company in its sole discretion. 4. Change-in-Control Prior to the end of the Performance Period. In the event of a Change-in-Control (including as may be defined in any agreement between the Grantee and the Company) prior to the end of the Performance Period, then the Committee shall certify the number of Shares earned by the Grantee based on the Company’s performance to date against the Performance Goals (which shall be assessed at no less than the number of Target Units granted hereunder), with the Committee’s certification being effective as of the time of the Change-in-Control (which shall be deemed to be the Certification Date), at which time the number Shares so certified shall be deemed to be the Earned Shares. Notwithstanding the foregoing and except as may be set forth in any agreement between the Grantee and the Company, the Vesting Date shall not be accelerated solely by virtue of the occurrence of a Change-in-Control. 5. Receipt of Shares. (a) As soon as practicable following the later of the Vesting Date (without giving effect to the acceleration of any such date pursuant to Section 3(a) or (b) above) and the Certification Date, the Company shall direct its transfer agent to issue to the Grantee in book entry form the number of Shares equal to the Earned Shares. (b) The issuance of Shares hereunder shall be subject to the payment by the Grantee by cash or other means acceptable to the Company of any federal, state, local and other applicable taxes required to be withheld in connection with such issuance in accordance with Section 7 of this Agreement.

4 6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 2 of the Plan. 7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Committee for payment of taxes required by law to be withheld on account of such taxable event. 8. Miscellaneous. (a) Except as otherwise set forth herein, notice hereunder shall be given to the Company at its principal corporate headquarters to the attention of its legal department, and shall be given to the Grantee at their address on file with the Company’s stock plan administrator. (b) This Agreement does not confer upon the Grantee any rights with respect to continuation of employment or services with the Company or any Subsidiary. MERCURY SYSTEMS, INC. By: Steve Ratner Title: Chief Human Resources Officer The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Dated: #AcceptanceDate# #ParticipantName# Grantee’s Signature